UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2012

ACCO BRANDS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Tower Parkway Lincolnshire, IL 60069		60069
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 541-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2—Financial Information

Item 2.02—Results of Operations and Financial Condition.

On February 15, 2012, ACCO Brands Corporation (the “Company”) announced its earnings results for the quarter and fiscal year ended December 31, 2011. Attached as Exhibit 99.1 is a copy of the press release relating to the Company’s earnings results, which is incorporated herein by reference.

The information in this Current Report on Form 8-K under this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report under Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 9—Financial Statements and Exhibits

Item 9.01—Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of the Company dated February 15, 2012.

Additional Information

In connection with the proposed merger with the Consumer and Office Products business of the MeadWestvaco Corporation, the Company has filed a preliminary registration statement on Form S-4/A with the SEC on February 13, 2012, but this registration statement has not been declared effective. This registration statement includes a proxy statement of the Company that also constitutes a prospectus of the Company, and will be sent to the shareholders of the Company. Shareholders are urged to read the proxy statement/prospectus and any other relevant documents when they become available, because they will contain important information about the Company and the proposed merger. The proxy statement/prospectus and other documents (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. The proxy statement/prospectus and other documents (when they are available) can also be obtained free of charge from the Company upon written request to ACCO Brands Corporation, Investor Relations, 300 Tower Parkway, Lincolnshire, Illinois 60069, or by calling (847) 484-3020.

This communication is not a solicitation of a proxy from any security holder of the Company. However, the Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed merger under the rules of the SEC. Information about the directors and executive officers of the Company may be found in its 2010 Annual Report on Form 10-K filed with the SEC on February 24, 2011, and its definitive proxy statement relating to its 2011 Annual Meeting of Shareholders filed with the SEC on April 4, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO BRANDS CORPORATION (Registrant)

Date: February 15, 2012	By:	/s/ Steven Rubin
Name: Steven Rubin Title: Senior Vice President, Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit

99.1	Press Release of the Company dated February 15, 2012.